                                                                    Exhibit 10.8

                                LIEBOCH LIMITED

                R.R. DONNELLEY IRELAND TURNKEY SERVICES KILDARE

                                    - and -

                          ALLIED IRISH BANKS, p.l.c.




                                     LEASE
                                     -----




                                  WILLIAM FRY
                                  Solicitors
                               Fitzwilton House
                                 Wilton Place
                                   Dublin 2


                             0031-241-JFW:1237JFW

                               TABLE OF CONTENTS
                               -----------------

                          SECTION 1.0 - COMMENCEMENT
                          --------------------------

1.1   Date.....................................................    -1-
1.2   Parties..................................................    -1-
1.3   Definitions..............................................    -1-
1.4   Interpretation...........................................    -4-
1.5   Captions.................................................    -5-

                    SECTION 2.0 - DEMISE RENT AND COVENANTS
                    ---------------------------------------

2.1   Demise, Rent and Covenants...............................    -5-
2.2   Certificate..............................................    -6-
2.3   Assent to Registration...................................    -6-

                            SECTION 3.0 - GUARANTEE
                            -----------------------

3.1   Covenant and Indemnity by Guarantor......................    -7-
3.2   Guarantor jointly and severally liable
      with Tenant..............................................    -7-
3.3   Waiver by Guarantor......................................    -7-
3.4   Postponement of claims by Guarantor
      against Tenant...........................................    -8-
3.5   Postponement of participation by
      Guarantor in security....................................    -8-
3.6   No release of Guarantor..................................    -8-
3.7   Disclaimer or Forfeiture of Lease........................   -10-
3.8   Benefit of Guarantee.....................................   -11-

                                FIRST SCHEDULE
                                --------------


                                   Part One
                                   --------

                                 The Premises..................   -11-

                                   Part Two
                                   --------


                           The Term and Initial Rent...........   -11-

                                SECOND SCHEDULE
                                ---------------

                                   Part One
                                   --------

                         Rights granted to the Tenant
                         ----------------------------

1.      Passage of Services for the Tenant.....................   -15-
2.      Support for the Premises...............................   -16-

                                   Part Two
                                   --------

                         Rights excepted and reserved
                         ----------------------------
                          to the Landlord and Others
                          --------------------------

1.   Passage of Services for the Landlord.......................   -16-
2.   Entry......................................................   -16-
3.   To Rebuild adjoining buildings.............................   -17-
4.   Mines and Minerals.........................................   -17-
5.   Easements and Privileges...................................   -17-
6.   Repairs....................................................   -17-

                                THIRD SCHEDULE
                                --------------


                            Covenants by the Tenant
                            -----------------------

1.   Payments by the Tenant.....................................   -18-
     (a)     Rent...............................................   -18-
     (b)     Rates and Taxes....................................   -18-
     (c)     Legal and Other Charges............................   -18-
     (e)     Stamp duty.........................................   -19-
     (f)     V.A.T..............................................   -19-
2.   Repair and Maintenance.....................................   -20-
     (a)     Repair of Premises.................................   -20-
     (b)     Works..............................................   -20-
     (c)     Statutory Notices..................................   -20-
3.   Use of the Premises........................................   -21-
     (a)     Authorized Use.....................................   -21-
     (b)     Use and Insurance..................................   -21-
     (c)     Nuisance use restriction...........................   -21-
     (d)     Insurance use restriction..........................   -21-
     (e)     Safety use restriction.............................   -21-
     (f)     Storage use restriction............................   -22-
     (g)     Planning use restriction...........................   -22-
     (h)     Services use restriction...........................   -22-
     (i)     Buildings and additions prohibition................   -22-
     (j)     Removal of unauthorised structures.................   -22-
4.   Alienation.................................................   -23-
     (a)     No assignment or underlettering without consent....   -23-
     (b)     Sub-Letting........................................   -23-
     (c)     Alienation conditions..............................   -23-
     (d)     Applications for consent to alienate...............   -25-
     (e)     Notice of alienation...............................   -26-
5.   Insurance..................................................   -26-
     (a)     To insure..........................................   -26-
     (b)     Premiums and policy................................   -27-
     (c)     Failure to insure..................................   -27-
     (d)     Third party liability..............................   -28-
6.   Miscellaneous..............................................   -28-
     (a)     To permit entry for inspection, repair.............   -28-

     (b)     Destruction - insurance irrevocable................   -29-
     (c)     Accident on the Premises...........................   -29-
     (d)     Covenants under Head Lease.........................   -29-
     (e)     Compliance with agreements.........................   -30-

                                FOURTH SCHEDULE
                                ---------------

                          (Covenants by the Landlord)
                          ---------------------------

1.   Quiet Possession...........................................   -30-

                                FIFTH SCHEDULE
                                --------------

                    Provisos matters and things agreed and
                    --------------------------------------
                      declared by and between the parties
                      -----------------------------------

1.   Re-Entry...................................................   -30-
2.   Section 40 Deasy's Act 1860................................   -31-
3.   Interest...................................................   -31-
4.   Arbitration................................................   -32-
5.   Consents of Landlord to be in writing......................   -32-
6.   Planning Permission........................................   -32-
7.   Payments to be treated as Rent.............................   -32-
8.   Notice.....................................................   -33-
9.   To yield up................................................   -33-
10.  Indemnity..................................................   -33-
11.  Payments Gross.............................................   -35-

                          SECTION 1.0 - COMMENCEMENT
                          --------------------------

1.1    DATE.
       ----

This Lease is made on 19 December 1994

1.2    Parties.
       -------

BETWEEN:

              LIEBOCH LIMITED
              having its registered office
              at Bankcentre, Ballsbridge, Dublin 4
              (hereinafter called the "Landlord")

              R.R. DONNELLEY IRELAND TURNKEY
              SERVICES KILDARE
              having its registered office
              at Clonshaugh, Industrial Estate,
              Clonshaugh, Dublin 17
              (hereinafter called the "Tenant")

                                    - and -

              ALLIED IRISH BANKS, p.l.c.
              having its registered office
              at Bankcentre, Ballsbridge,
              Dublin 4
              (hereinafter called the "Guarantor")



NOW THIS INDENTURE WITNESSETH as follows:-

1.3    Definitions.  For the purposes of this lease the following words and
       -----------
       expressions shall have the following meanings and interpretations:-

       (a) "Act of the Oireachtas", any act of Parliament or act of the Oireachtas or law of the European Union now in force in the State and any such act or law which may hereinafter be passed which has force in the State including (without prejudice to the generality of the foregoing) any instrument directive regulation or bye-law made thereunder.

      (b)  "Building" the building constructed by the Landlord on the Premises.

      (c) "Determination of the Term", the determination of the Term whether by effluxion of time re-entry under the provisions hereof duly accepted notice of surrender or any other means or cause whatsoever.

      (d) "Instalment Days", each of the nineteenth days of December, March, June and September of the Term.

      (e) "Insured Perils", fire explosion lightning impact earthquake aircraft flood storm tempest riots civil commotion and malicious damage bursting or overflowing of water tanks apparatus drains sewers and pipes and other risks perils expenses losses as the Landlord in its sole discretion may require or as may be agreed between the Landlord and the Tenant.

      (f) "Interest Rate", the rate (to apply as well after as before any judgment) equal to the rate from time to time charged by Allied Irish Banks, p.l.c. as its Prime Rate or any rate replacing the same increased by 2%. If at any time during the currency of this demise it shall not be possible to calculate the said rate of interest payable by the Tenant the matter shall be referred to Arbitration in accordance with the provisions of paragraph 4 of the Fifth Schedule hereto.

      (g) "Planning Acts", the Local Government (Planning and Development) Acts 1963 to 1993 and any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder.

      (h) "Guarantor", the party of the Third Part which expression shall include its successors and assigns.

      (i) "Head Lease", the Lease dated 5 May 1994 made between Forfas and the Landlord relating to the Premises.

      (j) "Landlord", the party hereto of the First Part, the successors and assigns of the Landlord being the owner for the time being of the reversion immediately expectant on the Determination of the Term.

      (k) "Premises", the land and the rights hereby demised and any part or parts thereof and all buildings and works now or hereafter erected or constructed thereon and all additions thereto and alterations thereof (but excluding Tenant's fixtures and fittings).

      (l) "Rent", the rent from time to time hereby reserved including where the context so admits or requires the Rent as varied from time to time upon revision.

      (m) "Tenant", the party hereto of the Second Part, its successors and permitted assigns.

      (n)  "Term", the term of years created by this Lease.


1.4  Interpretation.
     --------------

      (a) Any reference in this Lease to any Act of the Oireachtas shall be deemed to include any amendment modification or re-enactment thereof for the time being in force.

      (b) Any covenant in this Lease by the Landlord or the Tenant not to do any act or thing shall extend to its not suffering or permitting the doing of that act or thing.

      (c) Any reference in this Lease to the doing or permitting of any act or thing by the Landlord or Tenant shall be deemed to include the doing or permitting of that act or thing by the workmen servants or other employees or duly authorised agent of the Landlord or of the Tenant.

      (d) All rights of entry exercisable hereunder by the Landlord shall extend to and include the Architects Engineers Surveyors Servants Contractors Agents Licensees and Employees of the Landlord.

      (e) The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa and words importing persons shall include firms or companies.

      (f) Words such as "hereunder" "hereto" "hereof" and "herein" and other words commencing with "here" shall unless the context clearly indicates to the contrary refer to the whole of this Lease and not to any particular section paragraph or sub-paragraph thereof.

      (g) Any reference to a section, paragraph or sub-paragraph shall be a reference to the Section, Clause, paragraph or sub-paragraph of the provision in which the reference occurs unless from the context it is clear that some other provision is intended.

      (h) Any interest due hereunder by the Tenant to the Landlord shall accrue from day to day as well after as before any judgment.

1.5  Captions.  The Section headings and captions to the Clauses and the Index
     --------
     in this lease are for convenience of referece only and shall not be considered a part of or affect the construction or interpretation of this Lease.

                    SECTION 2.0 - DEMISE RENT AND COVENANTS
                    ---------------------------------------

2.1  Demise, Rent and Covenants.
     --------------------------

      (a) The Landlord hereby demises unto the Tenant the Premises described in Part One of the First Schedule for the Term at the Rent set out in Part Two of the First Schedule with the revisions set out in Part Three of the First Schedule.

      (b) The Premises are demised together with the rights but excepting and reserving as set out in Parts One and Two respectively of the Second Schedule hereto.

      (c) The Tenant convenants with the Landlord in manner set out in the Third Schedule hereto.

      (d) The Landlord convenants with the Tenant in the manner set out in the Fourth Schedule hereto.

      (e) The demise made is subject to the provisions matters and things set out in the Fifth Schedule hereto which are hereby agreed and declared by and between the Landlord and the Tenant.


2.2  Certificate.
     -----------

      (a) It is hereby certified that an appropriate consent has been obtained under Section 45 Land Act, 1965.

      (b) It is hereby certified that an appropriate consent has been obtained under Section 12 of the Land Act 1965.

      (c) For the purposes of stamping this Lease it is certified that the provisions of Section 112 Finance Act 1990 do not apply hereto for the reason that it is a lease of a completed building.


2.3  Assent to Registration.  The Landlord hereby assents to the registration
     ----------------------
     of this Lease as a burden on the Folio mentioned in Part One of the First Schedule hereto.

                             SECTION 3.0 GUARANTEE
                             ---------------------

3.1   Covenant and Indemnity by Guarantor.   The Guarantor hereby covenants
      -----------------------------------
      with the Landlord, as a primary obligation, that the Tenant or the Guarantor shall at all times during the Term (including any continuation or renewal of this Lease) duly perform and observe all the covenants on the part of the Tenant contained in this Lease, including the payment of the rents and all other sums payable under this Lease in the manner and at the times herein specified, and the Guarantor hereby indemnifies the Landlord against all claims, demands, losses, damages, liability, costs, fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Tenant in the performance and observance of its obligations or the payment of any rent and other sums.

3.2   Guarantor jointly and severally liable with Tenant. The Guarantor hereby
      --------------------------------------------------
      further covenants with the Landlord that the Guarantor is liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfilment of all the obligations of the Tenant under this Lease and agree that the Landlord, in the enforcement of its rights hereunder, may proceed against the Guarantor as if the Guarantor was named as the Tenant in this Lease.

3.3   Waiver by Guarantor. The Guarantor hereby waives any right to require the
      -------------------
      Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor.

3.4   Postponement of claims by Guarantor against Tenant. The Guarantor
      --------------------------------------------------
      hereby further covenants with the Landlord that the Guarantor shall not claim in any liquidation, bankruptcy, composition or arrangement of the Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions they may receive from any liquidator, trustee in bankruptcy or supervisor of the Tenant and shall hold for the benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant whilst any liabilities of the Tenant or the Guarantor to the Landlord remain outstanding.

3.5   Postponement of participation by Guarantor in security. The Guarantor
      ------------------------------------------------------
      shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Tenant or the Guarantor to the Landlord under this Lease have been performed or discharged.

3.6   No release of Guarantor. None of the following, or any combination
      -----------------------
      thereof shall release, determine, discharge or in any way lessen or affect the liability of the Guarantor as principal debtor under this Lease or otherwise prejudice or affect the right of the Landlord to recover from the Guarantor to the full extent of this guarantee;

      (a) any neglect, delay or forbearance of the Landlord in endeavoring to obtain payment of the rents or any part or parts thereof and/or the amounts required to be paid by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease;

      (b) any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 14 of the 1881 Act have been entitled) to re-enter the Premises;

      (c)  any extension of time given by the Landlord to the Tenant;

      (d) any variation of the terms of this Lease (including any reviews of the rent payable under this Lease) or the transfer of the Landlord's reversion or the assignment of this Lease;

      (e) any change in the constitution, structure or powers of the Guarantor, the Tenant or the Landlord or the liquidation, administration or bankruptcy (as the case may be) of either the Tenant or the Guarantor;

      (f) any legal limitation, or any immunity, disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant;

      (g) any other act, omission, matter or thing whatsoever whereby, but for this provision, the Guarantor would be exonerated either wholly or in part (other than a release under seal given by the Landlord).

3.7  Disclaimer or Forfeiture of Lease. The Guarantor hereby further
     ---------------------------------
     covenants with the Landlord that:-

     (a) if a liquidator or trustee in bankruptcy shall disclaim or surrender this Lease; or

     (b)  if this Lease shall be forfeited; or

     (c)  if the Tenant shall cease to exist:-

              THEN the Guarantor, if the Landlord by notice in writing given to the Guarantor within six (6) months after such disclaimer or other event so requires, accept from and execute and deliver to the Landlord a new lease of the Premises subject to and with the benefit of this Lease (if the same shall still be deemed to be extant at such time) for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term, such new lease to be at the cost of the Guarantor and to be at the same covenants, conditions and provisions as are contained in this Lease;

     (d) If the Landlord shall not require the Guarantor to take a new lease, the Guarantor shall nevertheless upon demand pay to the Landlord a sum equal to the rents and other sums that would have been payable under this Lease but for the disclaimer or other event in respect of the period from and including the date of such disclaimer or other event until the expiration of six
         (6) months therefrom or until the Landlord shall have granted a lease of the Premises to a third party (whichever shall first occur).

3.8  Benefit of Guarantee. This guarantee shall enure for the benefit of the
     --------------------
     successors and assigns of the Landlord under this Lease without the necessity of any assignment thereof.

IN WITNESS whereof the parties hereto have entered into these presents the day and year first herein written.

                                FIRST SCHEDULE
                                --------------
                                   Part One
                                   --------
                                 The Premises
                                 ------------

All that the property shown outlined in red on the map annexed to Lease dated 5 May 1994 made between Forfas of the one part and Lieboch Limited of the other part being part of the lands comprised in Folios 8860F, 7877 and 277 of the Register County of Kildare together with all buildings erected thereon and now registered on Folio 4560L of the Register County Kildare.

                                   Part Two
                                   --------
                           The Term and Initial Rent
                           -------------------------

THE TERM
--------

35 years less one day commencing on 19 December, 1994 terminating on 18 December, 2029.

THE RENT
--------

1. The Rent payable under this Lease for the first twelve months of the term hereby granted shall be the sum or IR(pounds)190,995.76 which sum is payable quarterly in advance, the first payment being made on the date of commencement of the Term herein for the period up to the next Instalment Day and each subsequent payment being made on each succeeding Instalment Day in amounts of IR(pounds)47,748.94.

2. The said Rent has been calculated on the assumptions set out in paragraph 5 below.

3. In the event that what is assumed in any of the assumptions changes, the Rent shall be recalculated in accordance with the revised assumptions and the formula relating thereto and in accordance with the pricing model and formula agreed between the parties hereto prior to signing hereof a copy of the workings of which the parties have signed prior to the execution hereof for identification purposes.

4. The intention is that the quarterly Rent payments calculated in accordance with the terms of this Lease will be sufficient to reduce the Investment of the Landlord (as hereinafter defined) to IR(pounds)2.84 million (two million, eight hundred and forty thousand Irish pounds) within a period of 12 1/2 years from the commencement date of this Lease and to maintain the Investment of the Landlord at IR(pounds)2.84 million from such date to a date which is 25 years after the date of commencement of this Lease.

5. The assumptions upon which the foregoing Rent has been calculated, as set out above, are as follows:

     (a) the Investment of the Landlord is IR(pounds)3,787,236 reducing in accordance with the formula hereinafter set out;

     (b) the amount expended on construction of the Building, together with relevant costs and expenses upon which capital allowances may be claimed is the sum of IR(pounds)3,528,638;

     (c) the funding cost on the Investment of the Landlord for the first eighteen months of the Term, including reserve asset cost and a margin of 1.5% is 9.15% per annum, payable quarterly in arrears, commencing three months after the commencement date of this Lease. At the end of the said eighteen months and at the end of each succeeding Review Period (as hereinafter defined), the funding cost will be re-fixed for a further period to be agreed between the parties (the "Review Period") at the prevailing cost of funds for such Review Period as certified by Allied Irish Banks, p.l.c. on an amount equal to the Investment of the Landlord, plus RAC, if applicable or any substitution thereof, plus a margin of 1.5%;

     (d)  corporation tax being at a rate of 40% per annum;

     (e) the tax payment date of the Landlord being six months after the end of the financial year of the Landlord;

     (f) tax relief on the funding cost of the Investment of the Landlord set out above being at a rate of 40% per annum;

     (g) corporation tax payable on Rent receivable by the Landlord being at a rate of 40% per annum;

     (h) if there are any other taxes introduced on income in addition to or in substitution for corporation tax, or if there shall be any disallowance of interest costs these shall be taken into account in the calculation of the Rent aforesaid.

6. In the event of what is contained in any of the foregoing assumptions changing at any time during the period of this Lease, the Rent payable under this Lease shall be amended as and from the next Instalment Day so as to ensure that the Investment of the Landlord is reduced to the figure of IR(pounds)2.84 million within a time of 12 1/2 years from the creation of this Lease as set out aforesaid.

7. In calculating the Investment of the Landlord at any time during the period of this Lease, the following formula shall apply:-

    I = C - R + F + TC - TR - CA

    Where:-

    I = the Investment of the Landlord calculated in accordance with the above formula;

    C = the total cost of constructing the Building, including all expenses and land costs in relation thereto, as set out in Clause 5 (a) above;

     R  = the sum of all quarterly rentals received under the Lease;

     F = the total gross funding cost of the Landlord incurred since the commencement of the Lease on the Investment of the Landlord as specified in Clause 5 (c) above;

     TC = the total liability to corporation tax arising in respect of rents receivable by the Landlord under the Lease;

     TR = the total amount of the cash value of the tax relief available to the Landlord or the AIB Group on Funding Costs, as set out in 5(c) above less the margin;

     CA = the total amount of cash value of the tax relief received or receivable for the capital allowances in respect of the Building.

                                SECOND SCHEDULE
                                ---------------

                                   Part One
                                   --------

                         Rights granted to the Tenant
                         ----------------------------

1.  Passage of Services for the Tenant. The free and uninterrupted passage and
    ----------------------------------
    running of water soil gas electricity and other non-deleterious matter (in common with the Landlord and the other tenants of the Landlord and all other persons thereto entitled) through the appropriate sewers drains pipes wires watercourses and channels now or hereafter during the Term constructed upon the land belonging to the Landlord for the service of the Premises.

2.  Support for the Premises. Full rights of support from all adjoining and
    ------------------------
    neighbouring land of the Landlord and of shelter support and protection from all other buildings of the Landlord capable of providing the same.

                                   Part Two
                                   --------

                         Rights excepted and reserved
                         ----------------------------
                          to the Landlord and Others
                          --------------------------

1.  Passage of Services for the Landlord. The free and uninterrupted passage and
    ------------------------------------
    running of water and soil gas electricity and other non-deleterious matter from and to any adjoining or neighbouring buildings or structures (now or hereafter constructed) or land through the appropriate sewers drains pipes wires watercourses and channels which now are or may hereafter during the Term or any extension of the Term or any renewal of the Lease be upon in or over the Premises;

2.  Entry. The full and free right and liberty to the Landlord to enter (after
    -----
    at least two days notice except in the case of emergency) upon the Premises at all reasonable times for the purpose of connecting laying inspecting repairing cleansing maintaining amending altering replacing relaying or renewing any sewer drain main pipe wire cable watercourse channel conduit or subway and to erect construct or lay in over under or across the Premises any sewers drains mains pipes wires cables poles structures fixtures or other works for the drainage of or for the supply of water, gas, electricity, telephone, heating, steam, radio and television signals and other services to other premises causing as little inconvenience as possible to the Tenant.

3.  To rebuild adjoining buildings. The right to rebuild or alter any of the
    ----------------------------
    buildings now or hereafter adjoining or near to the Premises and to build upon or use any land now or hereafter belonging to the Landlord other than the Premises at any time or times and for any purpose whatsoever causing as little inconvenience interference or damage as possible to the Premises or the access and the enjoyment of light or air whether to the existing or any future windows or apertures of any structures of any description for the time being on the Premises is hereby agreed to be enjoyed under the express consent of the Landlord who may interfere with such access and enjoyment without any formal revocation of such consent.

4.  Mines and Minerals. All mines and minerals in on or under the Premises with
    ------------------
    full powers of working and getting the same (reasonable compensation being made for any damage thereby occasioned to the Premises).

5.  Easements and Privileges. All rights easements and privileges now belonging
    ------------------------
    to or enjoyed by any adjoining or neighbouring property of the Landlord.

6.  Repairs. The rights to enter and carry out repairs to the Premises for which
    -------
    the Tenant is responsible under the terms of this Lease and which the Tenant has failed to carry out after due notice.

                                THIRD SCHEDULE
                                --------------

                            Covenants by the Tenant
                            -----------------------

1.  Payments by the Tenant
    ----------------------

    (a)  Rent. To pay the Rend specified herein and in accordance with the
         ----
         provisions hereof to the Landlord on the Instalment Days in each year without any deduction, set off or counter-claim whatsoever and so proportionately for any fraction of a year.

    (b)  Rates and Taxes. To pay and discharge all rates taxes assessments
         ---------------
         impositions duties charges and outgoings whatsoever whether parliamentary local or otherwise which are now or may hereafter become payable in respect of the Premises whether by the owner or occupier thereof.

    (c)  Legal and Other Charges. To pay on demand to the Landlord from time to
         -----------------------
         time all solicitors surveyors and other charges incurred by the Landlord in or in contemplation of any application to the Landlord for any consent pursuant to the covenants herein and of any notice or proceedings under Section 14 of the Conveyancing and Law of Property Act 1881 by the Landlord notwithstanding that forfeiture shall be avoided otherwise than by relief granted by the Court and of the preparation and service of any schedule of dilapidations served during or after the Determination of the Term and to keep the Landlord fully indemnified in respect thereof.

     (d)  Repair Costs. If from time to time and at any time the Tenant shall be
          ------------
          in breach of the Tenant's obligations to repair and maintain as hereinafter set out and after due notice the Landlord shall exercise the Landlord's rights hereunder and remedy such breach or breaches then the Tenant shall pay to the Landlord on demand the amount or amounts expended by the Landlord in effecting such remedy and on such demand such amount shall be deemed to be a liquidated debt due by the Tenant to the Landlord and recoverable as such, as rent.

     (e)  Stamp duty. To pay the stamp duty on the original and on the
          ----------
          counter-part of this Lease (and any documents recording a rent revision hereunder) and to register this Lease in the Land Registry or Registry of Deeds as appropriate.

     (f)  V.A.T. To pay to the Landlord on demand (subject to the appropriate
          -----
          invoicing procedures):-

          (i) the amount or amounts of Value Added Tax (if any) payable in respect of this Lease on the granting thereof;

          (ii) the amount of Value Added Tax (if any) from time to time payable upon the Rent; and

          (iii) the amount of Value Added Tax (if any) from time to time payable upon any services or works supplied to the Tenant or effected to or for the benefit of the Premises by the

               Landlord in accordance with the terms hereof.

2.  Repair and Maintenance.
    ----------------------

    (a)  Repair of Premises. To repair maintain keep and preserve the Premises
         ------------------
         (including all fences sewers drains pipes and cables belonging thereto) in good and substantial repair order and condition and in such condition to deliver up the Premises to the Landlord at the Determination of the Term together with the Landlord's fixtures. It is hereby AGREED that for the purposes of this Clause the Tenant accepts that its obligations under this Clause shall be deemed to include the carrying out of any repairs which may arise from any latent or fundamental defect in the Premises or in the design or construction thereof.

    (b)  Works. To do all such works as may be directed or required by any
         -----
         statutory authority or by any public or other authority to be done during the Term in respect of the Premises whether by the owner or occupier or landlord or tenant thereof and to indemnify and keep indemnified the Landlord against all claims and liabilities in respect thereof.

    (c)  Statutory Notices. To comply at the Tenant's own expenses with any
         -----------------
         statutory notice lawfully served by any local or public authority upon the Tenant concerning the Premises.

3.  Use of the Premises.
    -------------------

    (a)  Authorised Use. Not to use exercise or carry on or permit to be used
         --------------
         exercised or carried on, on any part of the Premises any trade or business whatsoever other than that permitted by the Head Lease but subject always to and within the limits of the other provisions of this Lease.

    (b)  Use and Insurance. Not to carry on upon the Premises any trade or
         -----------------
         occupation nor to do any other thing which may make void or voidable the insurance of the Premises against the Insured Perils.

    (c)  Nuisance use restriction. Not to do about the Premises anything which
         ------------------------
         may be immoral or illegal or a nuisance or an annoyance or a disturbance to the Landlord or any of its Tenants or the neighbourhood.


    (d)  Insurance use restriction. Not to do on the Premises anything which may
         -------------------------
         render payable any increased or extra premium for any insurance which the Tenant has covenanted to effect pursuant to the terms of this Lease without the prior consent of the Landlord (which consent may be subject to conditions).

    (e)  Safety use restriction. Not to do or permit any act to be done upon the
         ----------------------
         Premises which may endanger the safety or stability of the Premises or the adjoining property of the Landlord or any neighbouring property.

    (f)  Storage use restriction. Not to store or place any inflammable
         -----------------------
         dangerous or explosive substance liquid or gas upon the Premises other than in a container or building properly constructed for the purpose and having obtained the prior written consent of the Landlord and the approval of the Local Authority.

    (g)  Planning use restriction. Not to contravene or permit to be contravened
         ------------------------
         the Planning Acts by any act or omission.

    (h)  Services use restriction. Not to overload any part of the Premises or
         ------------------------
         the supplies and services thereto.

    (i)  Buildings and additions prohibition. Not to erect any new building on
         -----------------------------------
         the Premises nor to make any addition to or alteration in the plans elevation or construction of any building comprised in the Premises without the consent of the Landlord.

    (j)  Removal of unauthorised structures. Forthwith on demand to pull down
         ----------------------------------
         and remove any erection addition or structure made in breach of the foregoing clauses and also upon such demand to amend restore replace or rebuild the Premises according to the original plans and elevation thereof.

    (k)  Compliance with legislation. To comply with all relevant requirements
         ---------------------------
         of the Factories Act 1916 to 1955 or any similar Act of the Oireachtas affecting the use of the Premises.

4.  Alienation.
    ----------

    (a)  No assignment or underletting without consent. Not without the prior
         ---------------------------------------------
         consent of the Landlord (such consent not to be unreasonably withheld but which may be subject to reasonable conditions) to assign or part with or share possession or occupation of the whole of the Premises.

    (b)  Sub-Letting. The Tenant shall be entitled to sub-let the whole or any
         -----------
         part of the Premises as it thinks fit Provided However that it shall notify the Landlord prior to entering into any such sub-lettings.

    (c)  Alienation conditions. The Landlord may in addition to such other
         ---------------------
         conditions which the Landlord considers appropriate as the conditions of giving consent to the assignment of the Premises require:-

         (i) an express covenant by the Assignee to observe and perform the covenants herein contained including a covenant not further assign sublet or part with the possession of the whole or any part of the Premises without such consent as aforesaid;

         (ii) in the case of an assignment to a limited liability company that not less than two directors thereof shall join in the assignment as sureties for the company and shall covenant with the Landlord to make good to the Landlord all losses costs and expenses sustained by the

                Landlord through the default of the company and to observe and perform the Lessee's covenants and conditions contained herein;

         (iii) in the case of an assignment to a subsidiary body corporate that its holding body corporate shall join in the assignment as surety for the subsidiary body corporate and shall covenant with the Landlord that in the event of the subsidiary body corporate going into liquidation and the liquidator disclaiming this Lease that the holding body corporate shall itself accept a new lease of the Premises in the terms hereof for the then unexpired balance of the Term;

         (iv) in the case of an assignment to an individual that an independent surety shall be procured by the proposed assignee to guarantee the payment of the rent and the due performance of the covenants and conditions herein contained by the Tenant;

         (v) that adequate security for the payment of the Rent and the due performance and observance of the covenants on the Tenant's part (whether with or without surety) in a form suitable to the Landlord shall be provided by the proposed assignee.

    (d)  Applications for consent to alienate. Each application for consent to
         ------------------------------------
         assign the Premises shall be accompanied by the following:-


         In the case of a company by:

         (i)    the memorandum and articles of association of the company;

         (ii)   a banker's reference for such company;

         (iii) at least two trade references for such company by parties acceptable to the Landlord;

         (iv) three years audited accounts of such company for the most recent period;

         (v)    full particulars of the proposed use of the Premises;

         (vi) an acceptable undertaking to pay Landlord's legal (on a solicitor and own client basis) and other costs of the application whether consent is granted or not.

         and in the case of an individual by:

         (i)    a bank reference for such individual;

         (ii) at least two trade references for such individual by parties acceptable to the Landlord;

         (iii) the names and full particulars of two acceptable sureties with bank references;

         (iv)   a description of the nature of the business of the Tenant;

         (v)    full particulars of the proposed use of the Premises;

         (vi) an acceptable undertaking to pay the Landlord's legal (on a solicitor and own client basis) and other costs of the application whether consent is granted or not.

    (e)  Notice of alienation. Without prejudice to the other provisions of this
         --------------------
         Clause 4.00 not later than one month after any assignment underletting or devolution of the Premises to produce to the Landlord for registration the relevant instrument with a copy for retention by it and to pay to the Landlord the sum of Five Pounds as a registration fee.

5.  Insurance.
    ---------

    (a)  To insure. To insure and to keep the Premises insured in the joint
         ---------
         names of the Landlord and the Tenant against loss or damage by the Insured Perils or any of them in a sum which from time to time will equal the reinstatement value (due allowance being made for inflation from time to time) of the Premises together with provision for architects' engineers' surveyors' fees stamp duty on building contracts estimated demolition and site clearance costs and three years loss of the Rent (or 3 years then current market rent of the Premises whichever shall be the greater) in an Insurance Office licensed to transact business in the State and if and so long as required to be so licensed of good repute and in the event of the Premises being destroyed or damaged by any of the Insured Perils with all reasonable speed to pay out in repairing reinstating the same in a good and substantial manner all moneys received by virtue of such insurance other than insurance against loss of rent and in the event of the said moneys being insufficient for such purposes the difference shall be made good by the Tenant out of its own money.

    (b)  Premiums and policy. The Tenant shall pay all premiums necessary for
         -------------------
         the insurance of the Premises as outlined above on the due date for payment and shall produce to the Landlord on demand the policy and/or policies of insurance effected by the Tenant hereunder and the receipts for premiums paid under the said policy or policies.

    (c)  Failure to insure. In the event of the Tenant failing or refusing to
         -----------------
         insure or under insuring the Premises at any time then the Landlord may insure the Premises and the Tenant shall pay to the Landlord on demand the cost to the Landlord of maintaining sufficient, insurance cover in accordance with the Tenants obligations hereunder and any moneys payable under this Clause shall be deemed to be a liquidated debt due by the

         Tenant to the Landlord as and from the date of such demand and recoverable as such.

    (d)  Third party liability. The Tenant shall effect or cause to be effected
         ---------------------
         insurance in the joint names of the Landlord and the Tenant at the Tenant's expense against third party liability in an amount of not less than IR(pounds)1,000,000 single limit per occurrence or, subject to availability, such greater amount as the Landlord shall reasonably specify from time to time.

6.  Miscellaneous.
    -------------

    (a)  To permit entry for inspection, repair.
         --------------------------------------

         (i) To permit the Landlord at all reasonable times at a convenient hour and by prior appointment except in emergency to enter the Premises to clear drains or repair any adjoining buildings or for any other proper purposes as often as required.

         (ii) To permit the Landlord at all reasonable times at a convenient hour and by prior appointment except in emergency to enter the Premises to view the same to ensure that nothing has been done therein constituting a breach of any of the covenants herein and also to examine the condition of the Premises and of all such breaches of covenant for which the Tenant may be liable to give to the Tenant notice in writing to remedy the same within two calendar months thereafter.

          (iii) In case of default by the Tenant in so doing it shall be lawful for the Landlord to enter the Premises to remedy such breaches.

    (b)  Destruction - insurance irrevocable. In the event of the buildings
         -----------------------------------
         included in the Premises or any of them or any part thereof being destroyed or damaged by any of the Insured Perils to rebuild and reinstate at the Tenant's expense the buildings so destroyed or damaged to the satisfaction of the Landlord; and in so doing to apply to the cost of such rebuilding and reinstatement the amount (if any) actually received in respect of such destruction or damage under the insurance policy or policies effected by the Tenant on foot of its obligations herein contained.

    (c)  Accident on the Premises. To indemnify the Landlord against all actions
         ------------------------
         claims costs damages and expenses arising out of any accident happening or injury suffered by the Tenant, its invitees, licensees, servants, agents, officials or any other person or persons on, at or near the Premises arising through the neglect omission or default of the Tenant.

    (d)  Covenants under Head Lease. The Tenant hereby further covenants with
         --------------------------
         the Landlord to observe and perform all the obligations imposed on the Landlord in the Head Lease in the manner therein set out as if the same were set out herein ad longum and the Tenant hereby covenants to indemnify and keep indemnified the Landlord against any failure to perform the said obligations.

    (e) Compliance with agreements. The Tenant hereby further covenants with the
        --------------------------
        Landlord to comply with the provisions of all agreements entered into between the Landlord, the Tenant and the Guarantor, or any of them.

                                FOURTH SCHEDULE
                                ---------------

                          (Covenants by the Landlord)
                          ---------------------------

1.  Quiet Possession. That the Tenant upon paying the Rent and observing and
    ----------------
    performing the Tenant's covenants herein contained shall and may peaceably hold and enjoy the Premises during the term without any interruption or disturbance from or by the Landlord or any person lawfully claiming by through or under or in trust for the Landlord.

                                FIFTH SCHEDULE
                                --------------

                    Provisos matters and things agreed and
                    --------------------------------------
                      declared by and between the parties
                      -----------------------------------

1.  Re-Entry. If the Rent or any part thereof shall remain unpaid for twenty one
    --------
    days after becoming payable (whether formally demanded or not) or if any of the covenants on the part of the Tenant or conditions herein contained shall not be performed or observed or if the Tenant being a company shall enter into liquidation (whether compulsory or voluntary) save for the purpose of amalgamation or reconstruction or if the Tenant being an individual shall enter into a composition with his creditors or commit any act of bankruptcy or have a receiving or adjudication order made against him or if the Tenant shall suffer any execution or attempted execution to be made against any of the Tenants effects then and in any of the said cases it shall be lawful for the landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any arrears of Rent or any antecedent breach of covenant.

2.  Section 40 Deasy's Act 1860. In case the Premises or any part thereof shall
    ---------------------------
    be destroyed or become ruinous and uninhabitable or incapable of beneficial occupation or enjoyment by or from any of the Insured Risks the Tenant hereby absolutely waives and abandons its rights (if any) to surrender this Lease under the provisions of section 40 of the Landlord and Tenant Law Amendment Act, Ireland 1860 or otherwise.

3.  Interest. Without prejudice to any other right or remedies of the Landlord
    --------
    on foot of these presents or otherwise all sums payable by the Tenant to the Landlord hereunder whether in respect of the Rent (including the Rent increased upon revision) or payments for maintenance and services costs of insurance costs of repairs or otherwise shall bear interest from the respective dates on which they shall fall due at the Interest Rate such interest to apply after as well as before any judgment.

4.  Arbitration. All disputes or differences which may arise touching the
    -----------
    provisions of this Lease or the operation or construction hereof or the rights or liabilities of the parties hereto (other than the determination of the Rent persuant to Part Two of the First Schedule hereof) shall be referred to arbitration by a single arbitrator to be appointed by agreement between the parties or in default of agreement to be appointed on the application of either party by the President for the time being of the Incorporated Law Society of Ireland.

5.  Consents of Landlord to be in writing. Any approval licence or consent or
    -------------------------------------
    notice or request by the Landlord for any of the purposes of this Lease shall be in writing and shall be sufficient as regards the Landlord if it purports to be signed by a duly authorised officer and the giving of the same shall be at the expense of the Tenant.

6.  Planning Permission. No warranty is given or implied by the Lease or by the
    -------------------
    Landlord or otherwise that the use to which the Tenant proposes now or hereafter to put the Premises or any alterations or additions which the Tenant may now or hereafter desire to carry out will not require Planning Permission under the Planning Acts and the Tenant will indemnify and keep indemnified the Landlord against all costs claims actions proceedings compensation demands or charges which may arise directly or indirectly under the said Acts in respect of the Premises.

7.  Payments to be treated as Rent. All payments due hereunder by the Tenant to
    ------------------------------
    the Landlord shall for the purpose of recovery thereof be deemed to be Rent and recoverable as such.

8.   Notice. Any document or notice requiring to be served on the Landlord or
     ------
     on the Tenant may be served on the Landlord by delivering it or by sending it by pre-paid registered post addressed to the Landlord at the Landlord's registered office or such other address as the Landlord shall notify the Tenant in writing and may be served on the Tenant by delivering it at or by sending it by pre-paid registered post to the Premises and any documents so posted shall be deemed to have reached the party to whom it was addressed in the usual course of the post.

9.   To yield up. At the expiration or sooner determination of this Lease
     -----------
     peaceably and quietly to yield up to the Landlord all of the Premises in such repair, condition, decoration and otherwise as provided by the Tenant's covenants herein contained together with all fixtures and Landlord's plant and machinery and fittings which are at the commencement of this Lease or shall be at any time during the Term fixed into or about the Premises except the Tenant's own fixtures and trade fixtures which the Tenant shall be at liberty to remove before the expiration or Determination of the Term and to make good all damage to the Premises caused by the removal of the Tenant's fixtures and trade fixtures as aforesaid AND the
                                                                      ---
     Tenant shall indemnify and keep indemnified the Landlord against any loss, damage or expense incurred by the Landlord by reason of the Tenant failing to yield up the Premises in accordance with this Clause.

10.  Indemnity. Excepting that which may be due to the Landlord's negligence,
     ---------
     wilful misconduct or omission, the Tenant agrees to indemnify and keep indemnified the Landlord against all and any expenses, costs, claims, demands, damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property howsoever arising directly or indirectly out of:-

    (a)  the state of repair or condition of the Premises; or

    (b) the existence of any alteration thereto or the state of repair or condition of such alteration; or

    (c)  the user of the Premises; or

    (d)  any work carried out or in the course of being carried out; or

    (e)  anything now or hereafter attached to or projecting therefrom; or

    (f)  any other cause save the Insured Risks; or

    (g) any breach by the Tenant of the terms and conditions of the Superior Lease;

    AND fully and effectually to indemnify the Landlord against the breach, non
    ---
    observance or non performance by the Tenant of any of the covenants or conditions on the part of the Tenant herein contained or of the provisos or stipulations herein contained and intended to be performed and observed by the Tenant and against any actions, costs, claims, expenses and demands whatsoever or howsoever arising in respect of or as a consequence (whether direct or indirect) of any such breach, non performance or non observance.

11. Payments Gross. All payments to be made by the Tenant hereunder shall be
    --------------
    made in Irish Pounds. The obligation of the Tenant to make all payments under this Lease is absolute, irrevocable and unconditional under all circumstances and shall not be affected or discharged by any circumstance whatsoever including without limitation or prejudice to the generality of the foregoing:-

    (a) any set-off, counter-claim or other right whether by virtue of this Lease or otherwise;

    (b) any defect in the construction of any buildings on the Premises or any part thereof or any materials used in connection therewith or any installations fixtures or fittings therein or thereon or the unfitness or unsuitability thereof for the occupation of or any particular purpose;

    (c) any total or partial destruction of or damage to any building comprised on the Premises or any interruption of or cessation in the use or possession of the Premises or any part thereof by the Tenant for any reason whatsoever or for whatever duration;

    (d) the ineligibility of the Premises or any part thereof to be used for any purpose or the loss of any right to use the Premises or any part thereof for any purpose whether by reason of breach of law or otherwise;

    (e) any failure to complete or delay in the completion of the Premises or any part thereof for any reason whatsoever;

PRESENT when the common seal of
LIEBOCH LIMITED was affixed hereto:

/s/ signatures illegible
------------------------

PRESENT when the common seal of
R.R. DONNELLEY IRELAND TURNKEY
SERVICES KILDARE was affixed hereto:

/s/ signatures illegible
------------------------


PRESENT when the common seal of
ALLIED IRISH BANKS, p.l.c. was
affixed hereto:


                                                /s/ Karen Kavanagh
                                                ----------------------------
                                                Authorised Signatory

                                                /s/ Tanya Sack
                                                -----------------------------
                                                Authorised Signatory